                                                                    EXHIBIT 23.8

                        [M. JEVAHIRIAN & CO. LETTERHEAD]

              CONSENT OF M. JEVAHIRIAN & CO., INDEPENDENT AUDITORS

June 24, 2000

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 3, 2000, with respect to the combined financial statements of Async Technologies, Inc. and Async Technical Institute, Inc. included in the Registration Statement (Form SB-2) and related Prospectus of FutureLink Corporation dated June 26, 2000.

                                                   /s/ M. JEVAHIRIAN
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                                                      M. Jevahirian